UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2026

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 26, 2026,  Boston Omaha Corporation ("Boston Omaha" or the "Company") filed a Form 8-K (the "Initial Form 8-K") with the Securities and Exchange Commission ( the "SEC") to report, among other things, that Boston Omaha had completed the sale of its General Indemnity Group, LLC ("GIG") business unit, consisting of GIG, BOSS Bonds Insurance Agency, LLC and United Casualty and Surety Insurance Company (the "Sale Transaction") to CopperPoint Insurance Company ("CopperPoint") pursuant to the terms of a Securities Purchase Agreement dated May 18, 2026 (the "SPA").

This Amendment No. 1 ("Amendment No. 1") to the Initial Form 8-K amends and supplements the Initial Form 8-K filed by the Company, and is being filed to provide the unaudited pro forma financial information required pursuuant to Item 9.01 (b) of Form 8-K.    In accordance with the requirements of Item 9.01 (b)(1) of Form 8-K, this Amendment No. 1 is being filed within four business days following the date that the Sale Transaction was consummated.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

b.  Unaudited pro formal financial information.

The unaudited pro forma financial information with respect to the Company's divestiture of GIG through the Sale Transaction as of and for the years ended December 31, 2025 and December 31, 2024 is attached hereto as Exhibit 99.1.  The Company previously reported the entry into the SPA agreement to sell GIG on a Form 8-K filed with the SEC on May 18, 2026 and the consummation of the Sale Transaction on the Initial Form 8-K filed with the SEC on October 26, 2026.  In addition, the Company's quarterly report on Form 10-Q for the three and six month periods ended June 30, 2026 and June 30, 2025 reflected the financial results of GIG for the three and six-months ended June 30,2026 as discontinued operations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Unaudited pro forma financial information with respect to the Company's sale of GIG filed as Exhibit 99.1 to this Amendment No. 1.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger, Chief Financial Officer

Date: October 29, 2026

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